UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Pacific Premier Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACIFIC PREMIER BANCORP, INC.
1600 Sunflower Avenue, 2nd Floor
Costa Mesa, California 92626
714-431-4000

April 27, 2005

Fellow Stockholders:

On behalf of the Board of Directors and management of Pacific Premier Bancorp, Inc. (the “Company”), you are cordially invited to attend the Annual Meeting of Stockholders of the Company (“Annual Meeting”). The Annual Meeting will be held on Wednesday, May 25, 2005, at 9:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank located at 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California.

An important aspect of the Annual Meeting is the stockholder vote on corporate business items. The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote “FOR” the director nominees specified under Proposal 1 and “FOR” the appointment of Vavrinek, Trine, Day & Co., LLP as the independent auditors of the Company for the fiscal year ended December 31, 2005 specified under Proposal 2.

We encourage you to attend the Annual Meeting in person if it is convenient for you to do so. If you are unable to attend, it is important that you promptly sign, date and return the enclosed proxy card in the enclosed postage-paid envelope, or vote via telephone. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business.

On behalf of the Board of Directors and all of the employees of Pacific Premier Bancorp, Inc., we thank you for your continued support.

Best Regards,

Steven R. Gardner
President and Chief Executive Officer

PACIFIC PREMIER BANCORP, INC.
1600 Sunflower Avenue, 2nd Floor
Costa Mesa, California 92626
714-431-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 25, 2005

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of Pacific Premier Bancorp, Inc. (the “Company”) will be held on Wednesday, May 25, 2005, at 9:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank located at 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

1.                The election of three directors for a term of three years or until their successors are elected and qualified;

2.                The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s independent auditors for the fiscal year ended December 31, 2005; and

3.                Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting. Management is not aware of any other such business.

The Board of Directors has established April 1, 2005, as the record date for determining stockholders entitled to receive notice of and to vote at, the Annual Meeting or any postponement or adjournments thereof. Only record-holders of common stock of the Company at the close of business on such record date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Company may adjourn the Annual Meeting in order to permit further solicitation of proxies. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

By Order of the Board of Directors

John Shindler
Corporate Secretary/EVP/CFO
Costa Mesa, California
April 27, 2005

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting in person, Shareholders may vote in person or by submitting their proxy by either telephone by calling toll-free 1-800-776-9437 or by completing the proxy card and mailing it in the accompanying postage-paid envelope. Instructions for voting by telephone are printed on the enclosed proxy card. If you attend the meeting and intend to vote in person, please notify our personnel of your intent as you sign in for the meeting. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof. Your proxy is revocable at your option in the manner described in the Proxy Statement.

PACIFIC PREMIER BANCORP, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 25, 2005

Solicitation and Voting of Proxies

This Proxy Statement is being furnished to stockholders of Pacific Premier Bancorp, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of the Company (“Board of Directors” or “Board”) of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) and all postponements or adjournments of the Annual Meeting. The Annual Meeting will be held on May 25, 2005 at 9:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank located at 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California. The 2004 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2004, accompanies this Proxy Statement, which is first being mailed to record-holders of the Company’s common stock (the “Common Stock”) on or about April 27, 2005.

Regardless of the number of shares of Common Stock owned, it is important that record-holders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope or by voting by telephone per the instructions on the proxy card. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, the proxy will be voted “FOR” the election of the nominees for director named in this proxy statement and “FOR” the ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors of the Company for the fiscal year ended December 31, 2005. The telephone voting facilities will close at 12 midnight, Pacific Time, on May 24, 2005.

Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy committee of the Board discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting and at any adjournments thereof.

A proxy may be revoked at any time prior to its exercise by (i) filing a written notice of revocation with the Secretary of the Company (mailed to the attention of John Shindler, Corporate Secretary, Pacific Premier Bancorp, Inc., 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626); (ii) filing a later dated proxy; or (iii) attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote at the Annual Meeting.

The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, American Stock Transfer and Trust Company, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $2,500, plus out-of-pocket expenses. Directors, officers and other employees of the Company and its subsidiary, Pacific Premier Bank, F.S.B. (the “Bank”), may also solicit proxies personally or by telephone, without additional compensation therefore. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

The Board of Directors has fixed the close of business on April 1, 2005 as the record date (the “Record Date”) for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The securities that may be voted at the Annual Meeting are the issued and outstanding shares of Common Stock of the Company as of the Record Date, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors. The total number of shares of Common Stock outstanding on the Record Date was 5,258,738 shares.

As provided in the Company’s Certificate of Incorporation, record-holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company’s Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes” are counted as present for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of the directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a Stockholder, (i) to vote “FOR” the election of the nominees proposed by the Board of Directors or (ii) to “WITHHOLD” authority to vote for the nominees being proposed. Under Delaware law and the Company’s Bylaws, directors will be elected by a plurality of votes cast, without regard to either (a) broker non-votes, or (b) proxies as to which authority to vote for the nominee being proposed is withheld. The three directors who receive the greatest number of votes of the holders of the Common Stock cast at the Annual Meeting will be elected directors of the Company.

The affirmative vote of a majority of the votes cast by the holders of common stock present, in person or by proxy, and entitled to vote thereon, is required to ratify the appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s independent auditors for 2005, and to approve any other matter properly submitted to stockholders for their consideration at the Annual Meeting. Abstentions may be specified on each of these proposals. Shares that are voted as abstaining on the ratification of the appointment of the Company’s independent auditors will be treated as shares present and entitled to vote that were not cast in favor of such proposals, and thus will be counted as votes against such proposals. Broker “non-votes” will not be counted in determining the votes cast on the proposal to ratify the appointment of the Company’s auditors for 2005 or any other proposal that may be properly presented at the Annual Meeting, and thus will have no effect on these proposals.

Proxies solicited hereby will be returned to the Company’s transfer agent, American Stock Transfer and Trust Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company’s outstanding shares of Common Stock on April 1, 2005 or as represented by the owner or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission (“SEC”), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that beneficially owns more than 5% of the Company’s Common Stock as of April 1, 2005.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	Wellington Management Company, LLP 75 State Street Boston, MA 02109	469,300	(2)	8.924%

(1)          As of April 1, 2005, there were 5,258,738 shares of Common Stock outstanding on which Percentage of Class is based.

(2)          As disclosed on a Schedule 13G filed on February 14, 2005.

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1.
ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

Nominees for Election as Directors

Ronald G. Skipper has been Chairman of the Board of the Company since 1997 and a member of the Company’s Board since 1983. Mr. Skipper is a self-employed attorney and has been practicing law for 35 years. He is general counsel to the National Orange Show Board of Directors of San Bernardino County and has served on numerous Boards of Directors including: The University of California, Hastings College of Law 1066 Foundation, California State University, San Bernardino Foundation and St. Bernadine’s Hospital Foundation.

Roy A. Henderson has more than 40 years of professional experience in the financial services, software development, health care and aerospace industries. Prior to its recent acquisition, Mr. Henderson was the President and Chief Executive Officer of CNA Trust Bank which was headquartered in Costa Mesa, California. Mr. Henderson also currently serves on the boards of PENTECH Financial Services Inc., Point of CareWare,Inc., and The Museum of Flight. Mr. Henderson’s prior board positions have included the Chairman and Chief Executive Officer of eosfinancial corp and eosbank, the Vice Chairman of Union Bank of California, and the Vice Chairman of The Bank of California.

Michael L. McKennon is a founding partner of the Irvine, California accounting firm of McKennon Wilson & Morgan LLP, a registered firm of the Public Company Accounting Oversight Board.

Mr. McKennon, a Certified Public Accountant, is responsible for the firm’s audit practice since 1998. Mr. McKennon is the Chief Financial Officer and a Director of China Media1 Corp. beginning in December 2004. Mr. McKennon was previously employed by the accounting firm of PricewaterhouseCoopers LLP and has 22 years experience in private and public accounting, auditing and consulting for real estate development, mortgage banking, manufacturing, and software clients in Southern California.

In the event that any of the nominees is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the persons named will be unable or unwilling to serve. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted “FOR” the election of the nominees proposed by the Board of Directors.

The Board of Directors unanimously nominated all persons standing for election as director. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. No director or executive officer of the Company is related to any other director or executive of the Company by blood, marriage or adoption.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Continuing Directors

Steven R. Gardner has been the President and Chief Executive Officer of the Company and the Bank since August 2000. Mr. Gardner has served in management positions in credit administration, portfolio management, lending production and operations as well as risk management for the past 21 years, including serving as Vice President of Loan Production and Operations Manager at Washington Mutual from 1994 to 1997 and District Loan Manager at California Federal Bank from 1992 to 1994. Prior to joining the Company in February 2000 as our Chief Operating Officer, Mr. Gardner served as Senior Vice President of Lending at Hawthorne Savings since 1997. Mr. Gardner holds a B.A. from California State University Fullerton.

Sam Yellen has 36 years of experience in public accounting until his retirement in 1990 from the public accounting firm of KPMG LLP. Mr. Yellen served on KPMG’s Board of Directors and the Board’s Audit Committee. After his retirement, Mr. Yellen has worked as a business consultant and has served on the Board of Directors of several companies including Downey Financial Corporation and Wedbush Morgan Securities. He served as the Chairman of the Board of Directors Audit Committee for ten years at Downey Savings up until he reached the mandatory retirement age of 72.

John D. Goddard has been a public accountant for the past 43 years. He was initially employed by W.C. Brassfield, CPA from 1962 to 1965 and then formed the partnership, Brassfield and Goddard, CPAs in 1965 and continued practicing until September 1976. The firm incorporated into Goddard Accountancy Corporation, CPAs where Mr. Goddard served as President since September 1976 and practiced until December 2003. The corporation merged with the firm of Soren McAdam Christrenson, LLP in January 2004. Mr. Goddard is a practicing Certified Public Accountant and has served as a member of the Company’s Board since 1988.

Kent G. Snyder is a practicing attorney specializing in complex real estate investment and development law as well as corporate law for the past 39 years. Since 1997 Mr. Snyder has served on the Board of Directors of the Tejon Ranch Company, a New York Stock Exchange listed company engaged in land management and development and is Chairman of the Audit Committee and a member of the Real Estate Committee. He served on the Board of Directors of First Fidelity Bancorp, Inc. for over 15 years, prior to the company being acquired by Hawthorne Financial Corporation, where he served as the Chairman of the Audit Committee.

Information with Respect to Directors and Executive Officers

The following table sets forth, as of April 1, 2005, certain information with respect to the nominees, continuing directors and named executive officers (as defined herein), including the percent of Common Stock of the Company beneficially owned by each director and named executive officer and all directors and executive officers as a group.

Name	Age	Director Since(1)	Expiration of Term/ Proposed Term as Director	Shares of Common Stock Beneficially Owned(2)(3)	Percent Class(4)
NOMINEES
Ronald G. Skipper Chairman of the Board of the Company and the Bank	64	1983	2008	49,531	*
Roy A. Henderson, Director	62	2004	2008	8,000	*
Michael L. McKennon, Director	44	2004	2008	13,000	*
CONTINUING DIRECTORS
Steven R. Gardner, Director President and Chief Executive Officer of the Company and the Bank	44	2000	2007	214,200	3.83%
Sam Yellen, Director	74	2004	2007	8,000	*
John D. Goddard, Director	66	1988	2006	60,850	1.09%
Kent G. Snyder, Director	68	2000	2006	106,500	1.90%
NAMED EXECUTIVE OFFICERS
Steven R. Gardner, Director President and Chief Executive Officer of the Company and the Bank	44	2000	2007	214,200	3.83%
John Shindler Executive Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary of the Company & the Bank	49	—	—	52,200	*
Eddie Wilcox Executive Vice President, Chief Lending Officer	38	—	—	43,000	*
Kathi Duncan Senior Vice President, Director of Operations	48	—	—	17,500	*
Stock Ownership of all Directors and Executive Officers as a Group (10 persons)				572,781	10.24%

*                    Does not exceed 1.0% of the Company’s outstanding securities.

(1)          Includes years of service as a Director of the Bank.

(2)          Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(3)          Includes options to purchase shares, all of which are fully vested.

(4)          As of April 1, 2004, there were 5,258,738 shares of Common Stock outstanding. Percentages include Common Stock outstanding plus 335,172 shares from options per footnote 3 above.

Named Executive Officers

John Shindler was hired in December 2000 as Controller/Treasurer and was promoted to the position of Chief Financial Officer in August 2002. Mr. Shindler is responsible for all financial reporting, accounting and treasury operations, and facilities. He also serves as Chairman of the Asset/Liability Committee and Internal Asset Review Committee. Prior to joining the Bank, Mr. Shindler worked as a division controller for IXL, an internet solution company, for approximately a year. Prior to that, Mr. Shindler worked for Long Beach Acceptance Corp., an indirect auto lender, for more than three years. Mr. Shindler started as a division controller and was subsequently promoted to Regional Vice President of Operations. Mr. Shindler has 14 years of experience as controller or treasurer of various companies, 12 of which were spent at financial institutions.

Eddie Wilcox was hired in August 2003 as our Senior Vice President and Chief Credit Officer and was promoted to the position of Executive Vice President and Chief Lending Officer in September, 2004. Mr. Wilcox is responsible for overseeing all of our loan and deposit production and serves as Chairperson of the CRA Committee. Prior to joining us, Mr. Wilcox served as Loan Production Manager at Hawthorne Savings for two years and as the Secondary Marketing Manager at First Fidelity Investment & Loan, which was acquired by Hawthorne Savings, for seven years. Mr. Wilcox has 15 years of experience in real estate banking including positions as Asset Manager, REO Manager and Real Estate Analyst at various financial institutions.

Kathrine Duncan was hired in July 2000 as Senior Vice President, Director of Human Resources and was promoted to Director of Administration and Compliance Officer in September 2002 and was promoted to Director of Operations in September 2004. Ms. Duncan is responsible for branch operations, human resources, payroll, purchasing, training, and compliance. Ms. Duncan also serves as Chairperson of the Compliance Committee. Prior to joining the Bank, Ms. Duncan worked as Senior Vice President, Risk Management for Hawthorne Savings, for six years. Ms. Duncan has over 24 years of experience in various risk management positions with financial institutions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that each of the officers, directors and greater than ten percent stockholders of the Company have complied with all filing requirements that are applicable to them under Section 16(a) during the past fiscal year.

Board of Directors Meetings, Board Committees and Compensation of Directors

The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional special meetings upon the request of the Chairman of the Board. Pursuant to applicable Nasdaq National Market requirements, the Board of Directors has affirmatively determined that the following members of the Board of Directors are “independent” within the meaning of such rule: Sam Yellen, Ronald G Skipper, Roy A. Henderson, Michael L. McKennon, John D. Goddard and Kent G. Snyder. As such, and pursuant to applicable Nasdaq National Market requirements, a majority of the members of the Board of Directors is “independent” as so defined. During the year ended December 31, 2004, the Board of Directors of the Company held 12 meetings. Each of the directors of the Company attended at least 90% of the total number of the Company’s Board meetings held and committee meetings on which such directors served during 2004. Directors are encouraged to attend the Annual Meeting. All directors attended the last annual meeting of stockholders.

It is the Company’s policy that the independent directors of the Company meet in executive sessions without management at least twice on an annual basis in conjunction with regularly scheduled board meetings. Executive sessions at which the independent directors meet with the Chief Executive Officer also may be scheduled.

The Board of Directors of the Company maintains committees; the nature and composition of which are described below:

Audit Committee.   In February 2004, the Chairman of the Board of Directors appointed Messrs. McKennon, Snyder and Yellen to constitute the Audit Committee. The members of the committee accepted their appointment and the Board of Directors approved the appointments. The Audit Committee is responsible for selecting and communicating with the independent auditors, reporting to the Board on the general financial condition of the Company and the results of the annual audit, and is responsible for ensuring that the Company’s activities are being conducted in accordance with applicable laws and regulations. The Audit Committee and the internal auditor of the Company met six times during 2004.

No member of the Audit Committee receives any consulting, advisory or other compensation fee from the Company other than fees for service as member of the Board of Directors, committee member or officer of the Board. Each of the Audit Committee members are considered “independent” directors under the listing standards of the Nasdaq National Market and rules of the SEC. The Board of Directors has determined that Mr. Yellen satisfies the requirements established by the SEC for qualification as an “audit committee financial expert”. The Audit Committee operates pursuant to a written charter, a copy of which was filed as an exhibit to the 2003 proxy statement.

Report of the Audit Committee.   The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2004 with management and with the independent auditors. Specifically,

the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

•       Methods used to account for significant unusual transactions;

•       The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•       The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and

•       Disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants, Vavrinek, Trine, Day & Co., LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. Additionally, the Audit Committee has discussed with Vavrinek, Trine, Day & Co., LLP, the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on form 10-K for the fiscal year ended December 31, 2004.

Sam Yellen, Chairman
Michael L. McKennon
Kent G. Snyder

Nominating and Corporate Governance Committee.   In 2003, the Company formed the Nominating and Corporate Governance Committee comprised of independent directors Messrs. Goddard, Henderson, Skipper and Snyder. The Nominating and Corporate Governance Committee has oversight responsibility for candidates to be nominated as directors and to determine satisfaction of independence requirements. The Nominating and Corporate Governance Committee has adopted a written charter. A copy of the charter and the Company’s Corporate Governance policy can both be found on the Company’s website at www.PPBI.net under the investor relations tab.

The Nominating and Corporate Governance Committee considers candidates for director suggested by its members and other directors of the Company, as well as management and stockholders. The Nominating and Corporate Governance Committee also may solicit prospective nominees identified by it. A stockholder who desires to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating and Corporate Governance Committee also considers whether to nominate any person nominated pursuant to the provisions of the Company’s Bylaws relating to stockholder nominations. The Nominating and Corporate Governance Committee has authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

In evaluating nominees for director, the Nominating and Corporate Governance Committee considers such other relevant factors as it deems appropriate, including the current composition of the Board, the need for Audit Committee expertise, the director qualification guidelines set forth in the Company’s Corporate Governance Policy and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determine whether to interview the prospective nominee, and if warranted, one or more members of the Committee, in concert with the Company’s Chief Executive Officer, interviews prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Stockholder Nominations for the Board.   Any stockholder nominations for director should include the nominee’s name and qualifications for membership on the Board of Directors and be delivered to the Company’s Corporate Secretary, Pacific Premier Bancorp, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626. In addition the Bylaws of the Company permit stockholders to nominate directors for consideration at an annual meeting. See “Additional Information”. The Company did not receive any stockholder nominations for director for the Annual Meeting.

Compensation Committee.   The Compensation Committee of the Company is comprised of Messrs. Skipper, Snyder and Goddard for 2004, each of whom is “independent” as defined under Nasdaq National Market listing standards. The Compensation Committee held two meetings during 2004, at which all members were present. The Compensation Committee (i) has oversight responsibility for the Bank’s compensation policies, benefits and practices, (ii) reviews and approves or disapproves the Chief Executive Officer’s recommendations concerning individual incentive awards of officers directly reporting to him, (iii) approves all stock option and restricted stock grants, (iv) approves the aggregate amount of bonuses paid to all employees, (v) has oversight responsibility for management planning and succession, and (vi) determines the amount of the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) annual bonus and stock option and restricted stock grants. The Compensation Committee may from time to time retain independent compensation consultants to assist it in the exercise of its responsibilities, including developing compensation plans and providing comparative data regarding the Bank’s compensation policies.

Stockholder Communications with the Board

Stockholders may communicate with the Board of Directors by sending a letter to the Company’s Board of Directors, c/o Corporate Secretary, Pacific Premier Bancorp, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit stockholder correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Directors’ Compensation

Currently, all outside directors of the Company receive a monthly retainer of $450. In addition, outside directors of the Bank receive a monthly retainer of $2,000 for serving on the Bank’s Board of Directors, while the Chairman of the Board of the Bank receives a monthly retainer of $2,500. A monthly fee of $300 is paid to the Chairman of the Credit Committee. Outside directors of the Company are also entitled to receive stock options. During 2004, each of the Directors was granted an option to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, Messrs. McKennon, Henderson, and Yellen were each granted options to purchase 3,000 shares upon becoming a new director in 2004.

Executive Compensation

The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation.

Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s Chief Executive Officer and other executive officers of the Company and the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement. The Bank’s compensation programs are designed to provide the Bank’s employees, including the Bank’s executive officers, with competitive annual salaries, benefits and the potential to earn cash bonuses based upon period measurable performance. In addition, key employees, including executive officers, have the potential to receive one or more grants of stock options under the Company’s 2000 Stock Incentive Plan and the 2004 Long-term Incentive Plan (the “Incentive Plans”). The Compensation Committee believes that the combination of programs provides reasonable incentives to the Bank’s executive officers to meet or exceed the Bank’s annual or multi-year financial and operational goals, and reasonably aligns the interests of such officers with those of the Company’s Stockholders.

Executive Compensation.   Base salaries for the executive officers, including the CEO and the CFO, are established by the Compensation Committee based on the following factors, as appropriate: individual performance and achievement, areas of responsibility, position, the extent to which the officers’ skills are in demand and internal and external comparability. For fiscal year 2004, the Company’s and the Bank’s executive officers are eligible to receive bonuses based on individual and Company performance.

The Compensation Committee believes that it is important for key employees to have long-term incentives through an equity interest in the Company. Accordingly, the Company currently grants stock options to key employees pursuant to the Incentive Plans. The Compensation Committee of the Company grants options upon a review of the recommendations of the President/CEO.

2002-2004 Incentive Compensation Plan.   In December 2001, the Bank adopted the 2002-2004 Incentive Compensation Plan for employees of the Bank, which provides for performance-based cash bonuses based on individual performance and the Bank’s overall financial performance. For fiscal year 2004, compensation incentives were paid pursuant to the 2002-2004 Incentive Compensation Plan.

Executive Compensation—Chief Executive Officer.   The Company and the Bank hired Mr. Gardner in February 2000 as Chief Operating Officer. Mr. Gardner was promoted to President and CEO in August 2000. The President/CEO base salary for 2004 was $275,000. Each of the Company and Bank entered into a three year employment agreement with Mr. Gardner on January 5, 2004. The employment agreements provide for a base salary of $275,000, $300,000 and $300,000 for 2004, 2005, and 2006, respectively. In determining Mr. Gardner’s salary, the Compensation Committee took into consideration comparable compensation for salary, bonus and other compensation for publicly traded West Coast banks and thrifts along with Mr. Gardner’s relative years of service and experience as a CEO as well as his performance since becoming President/CEO of the Company and Bank over the prior three years. In determining Mr. Gardner’s incentive compensation for 2004, the Company’s Chairman of the Board and the Chairman of the Compensation Committee reviewed Mr. Gardner’s performance during 2004 as President and CEO. Based upon that review and Mr. Gardner’s implementation and achievement of the Company’s strategic plan in 2004, as well as, a report prepared for the Compensation Committee taking into account the Company’s performance relative to other publicly traded California based banks and thrifts with assets between $350 million and $1.0 billion, the Compensation Committee approved an incentive award to Mr. Gardner of $250,000. Mr. Gardner also participates in other benefit plans available to all employees, including the 401(k) Plan and the 2002-2004 Incentive Compensation Plan.

Ronald G. Skipper, Chairman
John D. Goddard
Kent G. Snyder

Stock Performance Graph.   The graph below compares the performance of the Common Stock with that of the Nasdaq Composite Index (U.S. Companies) and the Nasdaq Bank Index from December 31, 1999 through December 31, 2004. The graph is based on the investment of $100 in the Common Stock at its closing price on December 31, 1999. The Company has not paid any dividends on its Common Stock.

Total Return Analysis	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
Pacific Premier Bancorp, Inc.	$100.00	$17.20	$10.25	$26.55	$55.45	$66.30
Nasdaq Bank Stocks Index	$100.00	$114.23	$123.68	$126.65	$162.92	$186.45
Nasdaq Composite Index	$100.00	$60.71	$47.93	$32.82	$49.23	$53.46

Summary Compensation Table.   The following table shows, for the years ended December 31, 2004, 2003, and 2002, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the four other most highly compensated senior officers of the Company (the named executive officers) based on total annual salary and bonus for 2004.

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (2)	Securities Underlying Options/ SARs(3)	All Other Compensation (4)
Steven R. Gardner(1)	2004	$275,000	$250,000	$9,654	75,000	$10,344
President and Chief	2003	$248,233	$300,000	$13,397	25,000	$3,000
Executive Officer	2002	$250,000	$100,000	$12,000	25,000	$2,750
John Shindler(1)	2004	$135,000	$40,000	$—	25,000	$7,400
Executive Vice President,	2003	$134,048	$50,000	$—	5,000	$2,994
Chief Financial Officer and Corporate Secretary	2002	$125,000	$30,000	$—	10,000	$—
Eddie Wilcox	2004	$150,000	$50,000	$—	25,000	$6,000
Executive Vice President,	2003	$60,962	$20,000	$—	15,000	$—
Chief Lending Officer	2002	$—	$—	$—	—	$—
Kathi Duncan	2004	$106,731	$32,663	$6,250	10,000	$5,826
Senior Vice President,	2003	$84,401	$10,907	$6,000	1,000	$1,808
Director of Operations	2002	$85,000	$10,199	$6,000	4,500	$1,820
Andy Anderson(5)	2004	$156,400	$—	$2,775	—	$24,163
Senior Vice President,	2003	$89,365	$25,000	$3,600	1,000	$1,859
Director of Retail	2002	$90,000	$20,000	$3,600	7,000	$1,872
Banking

(1)          Under Annual Compensation, the column titled “Bonus” includes amounts deferred by the Named Executive Officer pursuant to the Bank’s 401(k) Plan, as hereinafter defined. The 2002, 2003, and 2004 bonuses were paid in January of the following year.

(2)          Includes automobile allowance. In the case of Mr. Gardner, includes auto allowance of $4,000 and personal auto expense of $2,529, a personal disability policy of $1,728 and a personal life insurance policy of $1,397 in 2004. For 2003, Mr. Gardner’s expense includes a personal life insurance policy of $1,397.

(3)          Shares subject to options granted under the Incentive Plans, which became fully vested as of March 4, 2005.

(4)          Includes employer contributions to the Bank’s 401(k) Plan, and in the case of Mr. Anderson the exercise and sale of options on the Company stock in the amount of $21,015 in 2004.

(5)          Mr. Anderson’s employment with the Company ended on September 21, 2004. Amounts reflect compensation and severance paid in fiscal 2004.

Employment Agreements

The Company and the Bank have entered into employment agreements with Mr. Gardner (“Employment Agreements”), effective date January 5, 2004. The Employment Agreements for

Mr. Gardner each provide for a three-year term. The Employment Agreements shall be automatically extended for an additional one-year period upon the same terms and conditions unless at least 90 days prior to the then applicable expiration date (January 5, 2007), the Company or Mr. Gardner delivers written notice to the other party of its or his intent to terminate the Employment Agreement. The Bank Employment Agreement provides that Mr. Gardner will receive an annual Base Salary of $275,000 in 2004 and $300,000 for 2005 and 2006 as well as an auto allowance. In April 2004, the Employment Agreements were amended to replace the auto allowance with the use of a company car. The Employment Agreements provide for termination by the Company and the Bank for cause at any time as defined in the Employment Agreements. In the event the Company or the Bank chooses to terminate Mr. Gardner for reasons other than cause or as a result of a change in control of the Company or the Bank, Mr. Gardner would be entitled to a severance payment equal to two-times his current base salary plus an amount equal to any incentive bonus received in the previous year.

Option Plan.   The Company will maintain the Incentive Plans, under which all employees of the Company are eligible to receive options to purchase Common Stock, subject to stockholder approval. The Incentive Plans provide for discretionary awards to officers, directors and key employees as determined by the Compensation Committee.

The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the named executive officers as of December 31, 2004. Also reported are the values for “in-the-money” options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options/SARs at December 31, 2004		Value of Unexercised In the Money Option/SARs at December 31, 2004(1)
Name	Exercise	Realized	Exercisable	Unexercisable(2)	Exercisable	Unexercisable(2)
Steven R. Gardner	—	$0	65,000	100,000	$342,617	$302,833
John Shindler	—	$0	12,333	31,667	$89,473	$46,817
Eddie Wilcox	—	$0	5,000	35,000	$23,833	$112,917
Kathi Duncan	—	$0	4,000	11,500	$13,257	$21,038

(1)          These amounts represent the difference between the exercise price of the stock options and the price of the Common Stock on December 31, 2004 for all in-the-money options held by the named executive officers. The exercise price of all stock options granted is equal to the market price of the Common Stock on the grant date.

(2)          All options became fully vested on March 4, 2005.

The following table lists all grants of options under the Incentive Plans to the named executive officers for fiscal 2004 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company’s Common Stock over the life of the option. No stock appreciation rights were granted to named executive officers during the year ended December 31, 2004.

Options/SARs Granted in Last Fiscal Year
	Number of Securities Underlying Options/SARs	Percent of Total Options/SARs Granted to Employees in	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)(3)
Name	Granted(1)	Fiscal Year(2)	Per Share	Date	5%	10%
Steven R. Gardner	75,000	43%	$10.65	2014	$1,301,080	$2,071,752
John Shindler	25,000	14%	$12.84	2014	$522,875	$832,591
Eddie Wilcox	25,000	14%	$12.02	2014	$489,483	$779,420
Kathi Duncan	10,000	6%	$10.54	2014	$171,685	$273,380

(1)          Consists of stock options, all of which are fully vested as of March 4, 2005.

(2)          Based on an aggregate amount of 173,225 options granted to employees of the Company in fiscal 2004.

(3)          In accordance with SEC rules, these columns show gains that could accrue for the respective options, assuming that the market price of the Common Stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. If the Company’s stock price does not increase above the exercise price at the time of exercise, the realized value to the named executive officers from these options will be zero.

Transactions with Certain Related Persons

The Financial Institutions Reform, Recovery and Enforcement Act requires that all loans or extensions of credit to executive officers and directors, made by the Bank, must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

The Bank’s current policy provides that no loans will be made by the Bank to its executive officers and directors.

It is the policy of the Company that all permissible transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

During 2004, Brandon McKennon, son of Director Michael McKennon, worked for the Bank as an intern during certain times throughout the year. Brandon McKennon’s total compensation for 2004 was $3,626. Since the total compensation for the related party was significantly less than $60,000, Mr. McKennon remains as an independent director.

Compensation Committee Interlocks and Insider Participation

For 2004, the Company’s Compensation Committee was comprised of Messrs. Skipper, Goddard and Snyder, each of whom is an independent director. No executive officer or employee of the Company participated in Board of Directors’ decisions relating executive compensation. No member of the Board and no employee of the Company serves or has served on the Compensation Committee (or board of directors of a corporation lacking a compensation committee) of a corporation employing a member of the Board.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company’s independent auditors for its fiscal year ended December 31, 2004 were Vavrinek, Trine, Day & Co., LLP, independent pubic accountants. The Audit Committee of the Board of Directors considered the qualifications and experience of Vavrinek, Trine, Day & Co., LLP, and, in consultation with the Board of Directors of the Company, appointed them as independent auditors for the Company for the current fiscal year which ends December 31, 2005. Although the submission of the matter to the stockholders is not required by law, the Audit Committee and Board of Directors desire to obtain the stockholders’ ratification of such appointment. A resolution ratifying the appointment will be offered at the Annual Meeting. If the resolution is not adopted, the adverse vote will be referred to the Audit Committee for further review.

Representatives of Vavrinek, Trine, Day & Co., LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

Audit Fees.   The aggregate fees for professional services rendered for the audit of the Company’s fiscal year ended December 31, 2004 and the reviews of the financial statements included in the Company’s Forms 10-K for fiscal year ended December 31, 2004 was $110,000 for Vavrinek, Trine & Day. During the fiscal year ended December 31, 2004, other fees were billed by the Company’s independent auditors, including, but not limited to, any fees with respect to financial information systems design and implementation.

The following table presents fees for professional audit services rendered by Vavrinek, Trine & Day for the audit of the Company’s annual consolidated financial statements for 2004 and 2003 and fees billed for other services rendered by Vavrinek, Trine & Day.

	2004	Percent of Total	2003	Percent of Total
Audit fees(1)	$89,000	75.4%	$68,000	46.3%
Audit-related fees(2)	7,000	5.9%	63,000	42.9%
Audit and audit-related fees	96,000	81.4%	131,000	89.1%
Tax fees(3)	14,000	11.9%	13,000	8.8%
All other fees(4)	8,000	6.8%	3,000	—
Total fees	$118,000	100.0%	$147,000	100.0%

(1)          Audit fees are related to the audit of the Company’s annual financial statements for the years ended December 31, 2004 and 2003, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q and 10-K for those years.

(2)          Audit-related fees for each of 2004 and 2003 included fees for audits of the Company’s 401(k) plan. Also included in these fees for 2004 and 2003 are $2,000 and $58,000, respectively, for services rendered in connection with security offerings.

(3)          Tax fees in both 2004 and 2003 consisted of tax compliance services in preparation of the Company’s tax returns filed with the Internal Revenue Service and various state tax agencies. Tax compliance fees were $14,000 in 2004 and $6,000 in 2003. Also included in tax fees for 2003 are fees related to tax advice in connection with the security offering in the amount of $7,000.

(4)          All other fees for 2004 included fees paid related to preparation for Sarbanes-Oxley Section 404 compliance. All other fees for 2003 included fees paid regarding an accounting opinion rendered in connection with a borrower’s lawsuit.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO., LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

ADDITIONAL INFORMATION

Stockholder Proposals

To be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to the 2006 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 28, 2005. If such Annual Meeting is held on a date more than 30 calendar days from May 24, 2006 a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be conducted at an Annual Meeting.

The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company’s notice to stockholders of the Annual Meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder’s name and address, as they appear on the Company’s record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. No notice that a stockholder intends to present a proposal at the Company’s 2005 Annual Meeting of Stockholders was received by the Company on or before March 31, 2005.

Other Matters Which May Properly Come Before the Annual Meeting.

The Board of Directors knows of no business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

By Order of the Board of Directors

John Shindler
Corporate Secretary
Executive Vice President
Costa Mesa, California
April 27, 2005

A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR ENDED DECEMBER 31, 2004, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE. PLEASE CONTACT:

Steven R. Gardner or John Shindler
1600 Sunflower Avenue, 2nd Floor
Costa Mesa, California 92626
sgardner@ppbi.net or jshindler@ppbi.net
(714) 431-4000 or (714) 433-3080 Fax

ANNUAL MEETING OF STOCKHOLDERS OF

PACIFIC PREMIER BANCORP, INC.

May 25, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\/   Please detach along perforated line and mail in the envelope provided.   \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1.	The election as directors of the nominees listed			2.	The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as	☐	☐	☐
independent auditors of Pacific Premier Bancorp, Inc. for the fiscal year
		NOMINEES:			ending December 31, 2005.
☐	FOR ALL NOMINEES	o	Ronald G. Skipper
		o	Roy A. Henderson	This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o	Michael L. McKennon

voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting of Stockholders, including whether or not to adjourn the meeting, this proxy will be voted by those named in this

☐	FOR ALL EXCEPT (See instructions below)			proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting of Stockholders.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 27, 2005.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PACIFIC PREMIER BANCORP, INC.

REVOCABLE PROXY

May 25, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of the Board of Directors of Pacific Premier Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Shareholder Meeting to be held on May 25, 2005 at 9:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank located at 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626, and at any and all adjournments thereof, as indicated on the back of this proxy.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

PACIFIC PREMIER BANCORP, INC.

May 25, 2005

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER
MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.
- OR -	ACCOUNT NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone
and follow the instructions. Have your proxy card
available when you call.

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

\/   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.   \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1.	The election as directors of the nominees listed			2.	The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as	☐	☐	☐
independent auditors of Pacific Premier Bancorp, Inc. for the fiscal year
		NOMINEES:			ending December 31, 2005.
☐	FOR ALL NOMINEES	o	Ronald G. Skipper
		o	Roy A. Henderson	This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o	Michael L. McKennon

voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting of Stockholders, including whether or not to adjourn the meeting, this proxy will be voted by those named in this

☐	FOR ALL EXCEPT (See instructions below)			proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting of Stockholders.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 27, 2005.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.